U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (date of earliest event reported): December 07, 2001




                          The KingThomason Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                        333-60980                        73-1602395
--------------             ------------------------              -------------
  (state of                (Commission File Number)              (IRS Employer
incorporation)                                                    I.D. Number)

                          3180 Crow Canyon Place, #205
                              San Ramon, CA 94583
                                  925-905-5630
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                  1205 Tedford
                            Oklahoma City, OK 73116
                                  405-848-0049
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item  2.     Acquisition  or  Disposition  of  Assets

     The KingThomason Group, Inc. (the "Company") effected a merger on December 7, 2001 with KingThomason, Inc. pursuant to approving votes of the shareholders of both corporations. The Company's shareholder vote occurred on December 5, 2001. The KingThomason Group, Inc.'s shareholder vote occurred on November 7, 2001.

     For details of the merger, the Company incorporates by reference the Prospectus-Proxy Statement contained in its Amendment No. 4 on Form S-4 to Form SB-2 Registration Statement filed October 11, 2001 (Commission File No. 333-60980).

Item  4.     Change  in  Registrant's  Certifying  Accountant

     Effective on December 12, 2001 the principal independent accountant, Hogan & Slovacek of Oklahoma City, Oklahoma, resigned as the Registrant's independent accountant. The reports of Hogan & Slovacek on financial statements of the Company filed with the Securities and Exchange Commission contained no adverse opinions or disclaimers of opinion, and were not modified as to uncertainty, audit scope or accounting principles during the past two years or the interim period to September 30, 2001.

     During the past two years or interim periods prior to September 30, 2001, there were no disagreements between the Company and Hogan & Slovacek, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On December 12, 2001 the Company engaged the firm of Kabani & Company, Inc. of Fountain Valley, California, as independent accountants for the Company. Prior to December 12, 2001 neither the Company, nor anyone on its behalf, had consulted with Kabani & Company concerning the application or accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

     The decision to change accountants was recommended and approved by the board of directors.

Item  7.     Financial  Statements  and  Exhibits

     (a)     Financial  Statements.
             ----------------------

             Financial  statements  will  be  filed  within  60  days.

     (b)     Exhibits.
             ---------

             The  following  exhibits are  filed  as  a  part  of  this  report.

     Exhibit                              Item
     -------
       3.1      -     Articles of Merger of  The  KingThomason  Group,  Inc. and
                      KingThomason,  Inc.

      16        -     Letter of  Hogan & Slovacek (former accountants) on change of accountants.





                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December  13,  2001                    The  KingThomason  Group,  Inc.


                                              By/s/T.E.  King  III
                                                --------------------------------
                                                T.E.  King  III,  President

                                                                FILED #C29846-00
                                                                     DEC 07 2001
                                                                IN THE OFFICE OF
                                                                 /s/ Dean Heller
                                                                    DEAN HELLER,
                                                              SECRETARY OF STATE


                               Articles of Merger
                                       of
                          The KingThomason Group, Inc.
                                      and
                               KingThomason, Inc.

1. The constituent entities to this merger are The KingThomason Group, Inc., a Nevada corporation (the surviving corporation), and KingThomason, Inc., a Nevada corporation.

2.   A plan of  merger  has  been  adopted  by  each constituent corporation.

3. The plan was adopted by the unanimous consent of the stockholders of The KingThomason Group, Inc.

4. The plan was submitted to the stockholders of KingThomason, Inc. pursuant to chapter 92A of the Nevada Revised Statutes including the designation of the sole class of stock outstanding - common stock - and the number of votes entitled to be cast by the holders of shares of this class. Of the 13,312,500 shares of common stock outstanding, votes in favor of the plan were cast by the holders of 12,777,857 shares, or 96 percent of the class, and no votes were cast against adopting the plan.

5. The number of votes cast for the plan by the owners of stock of both constituent corporations was sufficient for approval of the plan.

6. No amendment to the articles of incorporation of The KingThomason Group, Inc., the surviving corporation, is required.

7. The complete executed plan of merger is on file at the place of business of The KingThomason Group, Inc. at 3180 Crow Canyon Place, Suite 205, San Ramon, California 94583.

Date:  December  5,  2001

      The  KingThomason  Group,  Inc.               KingThomason,  Inc.

      By:/s/  John  E.  Adams                       By:/s/  T.E.  King  III
         ---------------------------                   -------------------------
         John  E.  Adams,  President                   T.E. King III,  President


                                                                     Exhibit 3.1
                                                                Page 1 of 1 Page

                                HOGAN & SLOVACEK
                           A Professional Corporation
                          CERTIFIED PUBLIC ACCOUNTANTS
                              Oklahoma City - Tulsa

                 301 N.W. 63rd, Suite 290, Oklahoma City, OK 73116
                   Office (405) 848-2020 - Fax (405) 848-7359
         --------------------------------------------------------------
                An Independent Member of the BDO Seidman Alliance





                                December 13, 2001



Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:     The  KingThomason  Group,  Inc.
        Commission  File  #333-60980

Gentlemen:

     We have read Item 4 of the Form 8-K of The KingThomason Group, Inc. reporting an event of December 12, 2001 and agree with the statements concerning our Firm contained therein.





                                   /s/  Hogan  &  Slovacek

                                   HOGAN  &  SLOVACEK



                                                                      Exhibit 16
                                                                Page 1 of 1 Page